UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners

130/30 U.S. Large Cap Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended October 31, 2008. Stock prices declined during each of the first five months of the period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during four of the last five months of the period, including S&P 500 Indexiv declines of 8.91% and 16.79% in September and October, respectively. All told, the S&P 500 Index returned -36.10% during the 12-month period ended October 31, 2008.

II	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -36.80%, -40.67% and -34.16%, respectively, during the 12-month period ended October 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -37.04% and -36.32%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

IV	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund invests primarily in U.S. equity securities of companies with large market capitalizations. The Fund will have exposure to growth and value equities. The Fund takes long positions in equity securities that the Fund’s portfolio managers believe will outperform the market and takes short positions in equity securities expected to underperform the market. This strategy enables the Fund to reflect the portfolio managers’ positive and negative views on individual stocks and to seek higher performance. We believe that this strategy may increase the potential for higher risk-adjusted returns over a traditional long-only approach.

The Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The Fund will generally hold long positions equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. The Fund’s long positions may range in value from approximately 120% to 140% of the Fund’s net assets and its short positions may range in value from approximately 20% to 40% of the Fund’s net assets, depending on the relative performance of the Fund’s securities selections and the availability of attractive investment opportunities. In rising markets, the Fund expects that the long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

Our quantitative process models the time-tested investment disciplines of experienced fundamental investors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of 3,000 liquid stocks across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, and technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets began the reporting period weighed down by continuing credit concerns, a slowing U.S. economy and building inflationary pressures. The Federal Reserve Board (“Fed”)i, which had already reduced rates three times during the latter part of 2007, took even more aggressive action during January 2008 to lower interest rates and to stabilize financial markets through emergency rate cuts and liquidity measures. The Fed injected liquidity six times within an eight week period beginning January 22, 2008 through direct and indirect means. This created a situation where stock market returns, in our opinion, were disconnected from fundamentals.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	1

Fund overview continued

The Fed chose to hold rates steady for much of the second quarter of 2008, thus allowing the dollar to stabilize against other major market currencies. However, despite the Fed’s previous interventions, U.S. consumer confidence continued to plummet as declines in the housing market persisted and oil and food prices rose.

The period from mid-July through October 2008 was a period without precedent in modern financial markets. Deleveraging, diminished global liquidity, a depressed housing market, bankruptcies, bank failures and the potential for a financial meltdown of global proportions resulted in governmental intervention of an unparalleled nature. This, coupled with the specter of increased regulation and scrutiny, created a market environment that has again disconnected from fundamentals.

The extraordinary level of government intervention during the third calendar quarter had a two-fold impact on the markets. First, the restrictions implemented by the Securities and Exchange Commission (“SEC”) on short-selling forced leveraged managers to sell high-quality stocks to raise the capital to cover low-quality stocks. These actions caused major sector and stock reversals, as stocks and sectors that had done well in the second calendar quarter found themselves out of favor and vice versa. Second, the government bailouts of certain financial institutions led to speculation within the Financials sector, as this sector rallied on the news of government rescue, even as the uncertainty and extent of financial losses were unfolding. For fundamental investors, these reversals and interventions have meant that in spite of avoiding fundamentally unfavorable stocks or sectors, one could still underperform the market.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review

For the period from inception on November 8, 2007 through October 31, 2008, Class A shares of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, excluding sales charges, returned -33.77%. The Fund’s unmanaged benchmark, the Russell 1000 Indexii, returned -33.73% over the same time frame. The Lipper Extended U.S. Large-Cap Core Funds Category Average1 returned -36.58% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from November 8, 2007 through October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of October 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS (not annualized)	SINCE FUND INCEPTION* (not annualized)
130/30 U.S. Large Cap Equity Fund — Class A Shares	-30.48%	-33.77%
Russell 1000 Index	-30.13%	-33.73%
Lipper Extended U.S. Large-Cap Core Funds Category Average[1]	-30.83%	-36.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned -30.75%, Class FI shares returned -30.48%, Class R shares returned -30.60% and Class I shares returned -30.42% over the six months ended October 31, 2008. Excluding sales charges, Class C shares returned -34.21%, Class FI shares returned -33.77%, Class R shares returned -33.95% and Class I shares returned -33.60% over the period from November 8, 2007 through October 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
* The Fund’s inception date is November 8, 2007.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 7, 2007, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.96%, 2.71%, 1.96%, 2.21% and 1.61%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares and 1.25% for Class I shares until February 28, 2009.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Financials — Diversified sector, both in terms of stocks that were overweighted and those that were underweighted. Fording Canadian Coal Trust in this sector was the greatest contributor to relative performance

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds for the six-month period and among the 38 funds for the period from November 8, 2007 through October 31, 2008 in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	3

Fund overview continued

overall. It returned over 200% for the period and is not a benchmark holding. E* Trade Financial Corporation was a short position that added relative value as the return to the benchmark was approximately -60%.

Q. What were the leading detractors from performance?

A. Overall stock selection in the Industrials sector was the leading detractor from relative performance. On an individual stock basis, the greatest detractor was Energy holding Petro-Canada which is not a benchmark position and had a negative return of over -58%. National Financial Partners Corp is another non-benchmark name which detracted from performance with a negative return of over -63%.

Q. Were there any significant changes to the Fund during the reporting period?

A. In September 2008, the SEC banned short sales of stocks of certain issuers, primarily in the Financials sector. Aside from limiting our ability to establish new short positions in this sector, this action created a situation where the usual price discovery mechanisms were disrupted. For this reason, and because we did not want to risk shorting a stock which would receive an artificial boost by virtue of government intervention in the future, we covered a number of our short positions in the Financials sector. However, our ability to underweight our long-exposure within sectors enabled us to continue with active positions within the Financials sector. Also, we continued to find attractive opportunities to short stocks in other sectors.

Thank you for your investment in Legg Mason Partners 130/30 U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

November 18, 2008

4	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 long holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (4.1%), International Business Machines Corp. (2.1%), Johnson & Johnson (1.7%), Wal-Mart Stores Inc. (1.7%), Hewlett-Packard Co. (1.7%), Microsoft Corp. (1.7%), AT&T Inc. (1.6%), Chevron Corp. (1.6%), Philip Morris International Inc. (1.5%) and Procter & Gamble Co. (1.4%). The Fund’s top 10 short holdings (as a percentage of net assets) as of this date were: Expeditors International of Washington Inc. (0.8%), Allergan Inc. (0.7%), Aqua America Inc. (0.7%), C.H. Robinson Worldwide Inc. (0.6%), Range Resources Corp. (0.6%), Ecolab Inc. (0.5%), Tesoro Corp. (0.5%), Clorox Co. (0.5%), PPL Corp. (0.5%) and Weyerhaeuser Co. (0.5%). Please refer to pages 12 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five long sector holdings (as a percentage of net assets) as of October 31, 2008 were: Information Technology (22.0%), Energy (17.7%), Health Care (17.0%), Financials (14.5%) and Consumer Discretionary (14.3%). The Fund’s top five short sector holdings (as a percentage of net assets) as of October 31, 2008 were: Consumer Discretionary (4.2%), Information Technology (3.7%), Industrials (3.5%), Energy (2.6%) and Materials (2.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may not perform as well as other investments if the U.S. stock markets and, especially, large-capitalization stocks decline or perform poorly relative to other types of investments. Because the Fund uses short sales as part of its investment strategy, the Fund bears certain additional risks. The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. By using the cash proceeds from short sales to purchase additional securities, the Fund expects to use leverage, which involves special risks. The use of leverage may cause increased volatility of returns. The Fund cannot guarantee that its leveraging strategy will be successful. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

SECURITIES SOLD SHORT BREAKDOWN (%) As a percent of total securities sold short — October 31, 2008

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the period ended October 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[4]
Class A	(30.48)%	$1,000.00	$695.20	2.33%	$9.93
Class C	(30.75)	1,000.00	692.50	3.08	13.10
Class FI	(30.48)	1,000.00	695.20	2.34	9.97
Class R	(30.60)	1,000.00	694.00	2.58	10.99
Class I	(30.42)	1,000.00	695.80	2.09	8.91

[1]	For the six month ended October 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios include interest and dividend expense and management collateral fees related to securities sold short and not subject to a contractual expense limitation.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.00%	$1,000.00	$1,013.42	2.33%	$11.79
Class C	5.00	1,000.00	1,009.65	3.08	15.56
Class FI	5.00	1,000.00	1,013.37	2.34	11.84
Class R	5.00	1,000.00	1,012.17	2.58	13.05
Class I	5.00	1,000.00	1,014.63	2.09	10.58

[1]	For the six months ended October 31, 2008.

[2]	The expense ratios include interest and dividend expense and management collateral fees related to securities sold short and not subject to a contractual expense limitation.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Inception* through 10/31/08	(33.77)%	(34.21)%	(33.77)%	(33.95)%	(33.60)%

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Inception* through 10/31/08	(37.60)%	(34.87)%	(33.77)%	(33.95)%	(33.60)%

CUMULATIVE TOTAL RETURNS[1]
			WITHOUT SALES CHARGES[2]
Class A (Inception date of 11/8/07 through 10/31/08)			(33.77)%
Class C (Inception date of 11/8/07 through 10/31/08)			(34.21)
Class FI (Inception date of 11/8/07 through 10/31/08)			(33.77)
Class R (Inception date of 11/8/07 through 10/31/08)			(33.95)
Class I (Inception date of 11/8/07 through 10/31/08)			(33.60)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is November 8, 2007.

10	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, C, FI, R AND I SHARES OF LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND VS. RUSSELL 1000 INDEX† — November 8, 2007 - October 2008

†	Hypothetical illustration of $10,000 invested in Class A, C, FI, R and I shares at inception on November 8, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and a CDSC of 1.00% for Class C shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	11

Schedule of investments

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 123.7%
CONSUMER DISCRETIONARY — 14.3%
	Auto Components — 0.2%
860	WABCO Holdings Inc.	$15,798
	Diversified Consumer Services — 2.2%
610	Apollo Group Inc., Class A Shares*	42,401
830	DeVry Inc.(a)	47,053
1,430	H&R Block Inc.(a)	28,200
2,630	Hillenbrand Inc.(a)	49,970
	Total Diversified Consumer Services	167,624
	Hotels, Restaurants & Leisure — 2.4%
1,100	Bally Technologies Inc.(a)*	24,365
2,628	Burger King Holdings Inc.(a)	52,245
1,280	McDonald’s Corp.(a)	74,150
810	Panera Bread Co.*	36,547
	Total Hotels, Restaurants & Leisure	187,307
	Household Durables — 0.8%
910	Leggett & Platt Inc.	15,798
3,300	Lennar Corp., Class A Shares	25,542
490	Snap-on Inc.	18,105
	Total Household Durables	59,445
	Internet & Catalog Retail — 0.3%
481	Priceline.com Inc.(a)*	25,315
	Leisure Equipment & Products — 0.6%
1,643	Hasbro Inc.(a)	47,762
	Media — 2.6%
2,940	DIRECTV Group Inc.(a)*	64,357
1,940	DISH Network Corp.*	30,536
2,089	Shaw Communications Inc.(a)	37,184
2,430	Walt Disney Co.(a)	62,937
	Total Media	195,014
	Multiline Retail — 2.3%
2,146	Big Lots Inc.(a)*	52,427
1,544	Dollar Tree Inc.(a)*	58,703
2,460	Family Dollar Stores Inc.(a)	66,198
	Total Multiline Retail	177,328
	Specialty Retail — 2.1%
1,800	Aeropostale Inc.(a)*	43,578
830	Guess? Inc.(a)	18,069
1,500	Ross Stores Inc.(a)	49,035

See Notes to Financial Statements.

12	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Specialty Retail — 2.1% continued
1,780	TJX Cos. Inc.(a)	$47,633
	Total Specialty Retail	158,315
	Textiles, Apparel & Luxury Goods — 0.8%
1,110	NIKE Inc., Class B Shares(a)	63,969
	TOTAL CONSUMER DISCRETIONARY	1,097,877
CONSUMER STAPLES — 13.4%
	Beverages — 2.7%
1,694	Coca-Cola Co.(a)	74,638
2,500	Constellation Brands Inc., Class A Shares*	31,350
660	Molson Coors Brewing Co., Class B Shares(a)	24,658
1,354	PepsiCo Inc.	77,191
	Total Beverages	207,837
	Food & Staples Retailing — 3.3%
1,340	BJ’s Wholesale Club Inc.(a)*	47,168
1,166	CVS Corp.(a)	35,738
1,490	Kroger Co.	40,915
2,381	Wal-Mart Stores Inc.(a)	132,884
	Total Food & Staples Retailing	256,705
	Food Products — 1.8%
1,190	Flowers Foods Inc.(a)	35,283
620	Ralcorp Holdings, Inc.*	41,962
2,356	Unilever NV(a)	56,662
	Total Food Products	133,907
	Household Products — 1.8%
420	Colgate-Palmolive Co.	26,359
1,726	Procter & Gamble Co.(a)	111,396
	Total Household Products	137,755
	Personal Products — 1.9%
1,760	Alberto-Culver Co.(a)	45,285
1,390	Avon Products Inc.(a)	34,514
1,249	Estee Lauder Cos. Inc., Class A Shares	45,014
850	Herbalife Ltd.	20,765
	Total Personal Products	145,578
	Tobacco — 1.9%
1,827	Altria Group Inc.(a)	35,060
2,567	Philip Morris International Inc.(a)	111,587
	Total Tobacco	146,647
	TOTAL CONSUMER STAPLES	1,028,429

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	13

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

ENERGY — 17.7%
	Energy Equipment & Services — 3.0%
1,060	ENSCO International Inc.(a)	$40,290
770	Helmerich & Payne Inc.(a)	26,419
1,070	Nabors Industries Ltd.*	15,387
840	Oil States International Inc.(a)*	19,429
4,010	Patterson-UTI Energy Inc.(a)	53,213
470	Schlumberger Ltd.	24,275
1,260	Superior Energy Services Inc.(a)*	26,863
308	Transocean Inc.*	25,358
	Total Energy Equipment & Services	231,234
	Oil, Gas & Consumable Fuels — 14.7%
1,249	Apache Corp.(a)	102,830
520	BP Prudhoe Bay Royalty Trust	42,895
1,617	Chevron Corp.(a)	120,628
1,324	ConocoPhillips(a)	68,874
810	Devon Energy Corp.(a)	65,497
2,067	El Paso Corp.(a)	20,050
4,225	Exxon Mobil Corp.(a)	313,157
900	Frontline Ltd.	28,620
734	Hess Corp.(a)	44,194
1,547	Nexen Inc.	24,737
1,240	Occidental Petroleum Corp.(a)	68,870
2,019	Petro-Canada(a)	50,394
1,650	Spectra Energy Corp.	31,895
1,570	Sunoco Inc.	47,885
4,710	Talisman Energy Inc.	47,477
1,630	W&T Offshore Inc.	31,247
1,120	Williams Cos. Inc.(a)	23,486
	Total Oil, Gas & Consumable Fuels	1,132,736
	TOTAL ENERGY	1,363,970
FINANCIALS — 14.5%
	Capital Markets — 3.1%
1,654	Bank of New York Mellon Corp.(a)	53,921
230	Goldman Sachs Group Inc.(a)	21,275
4,360	MF Global Ltd.*	17,004
1,000	Northern Trust Corp.(a)	56,310
1,310	Raymond James Financial Inc.(a)	30,510
600	State Street Corp.	26,010
2,370	TD Ameritrade Holding Corp.*	31,497
	Total Capital Markets	236,527

See Notes to Financial Statements.

14	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 2.8%
1,500	BancorpSouth Inc.(a)	$36,405
800	Bank of Hawaii Corp.	40,568
711	Credicorp Ltd.(a)	27,921
830	Cullen/Frost Bankers Inc.(a)	46,455
1,830	Wells Fargo & Co.(a)	62,312
	Total Commercial Banks	213,661
	Diversified Financial Services — 2.1%
1,825	Bank of America Corp.(a)	44,110
2,293	Citigroup Inc.(a)	31,299
2,135	JPMorgan Chase & Co.(a)	88,069
	Total Diversified Financial Services	163,478
	Insurance — 3.9%
820	ACE Ltd.	47,035
600	AFLAC Inc.(a)	26,568
1,030	American International Group Inc.(a)	1,967
1,130	Assurant Inc.(a)	28,793
90	Fairfax Financial Holdings Ltd.	25,246
1,118	Platinum Underwriters Holdings Ltd.	35,485
866	Principal Financial Group Inc.(a)	16,445
594	Prudential Financial Inc.(a)	17,820
590	StanCorp Financial Group Inc.	20,107
1,065	Travelers Cos. Inc.(a)	45,316
1,930	Unum Group	30,398
	Total Insurance	295,180
	Real Estate Investment Trusts (REITs) — 2.0%
3,976	Annaly Capital Management Inc.(a)	55,266
1,030	Equity Residential(a)	35,978
980	Liberty Property Trust	23,373
580	Vornado Realty Trust	40,919
	Total Real Estate Investment Trusts (REITs)	155,536
	Thrifts & Mortgage Finance — 0.6%
2,590	Hudson City Bancorp Inc.(a)	48,718
	TOTAL FINANCIALS	1,113,100
HEALTH CARE — 17.0%
	Biotechnology — 0.6%
650	Cephalon Inc.(a)*	46,618
	Health Care Equipment & Supplies — 2.5%
460	Baxter International Inc.	27,825
790	Beckman Coulter Inc.	39,437
270	C.R. Bard Inc.	23,827

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	15

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Equipment & Supplies — 2.5% continued
1,066	Kinetic Concepts Inc.(a)*	$25,808
990	St. Jude Medical Inc.(a)*	37,650
1,170	STERIS Corp.	39,827
	Total Health Care Equipment & Supplies	194,374
	Health Care Providers & Services — 2.3%
1,326	Aetna Inc.(a)	32,978
880	AmerisourceBergen Corp.	27,518
1,008	Express Scripts Inc.(a)*	61,095
520	Humana Inc.(a)*	15,387
1,070	Medco Health Solutions Inc.(a)*	40,606
	Total Health Care Providers & Services	177,584
	Life Sciences Tools & Services — 2.8%
1,056	Charles River Laboratories International Inc.(a)*	37,836
1,602	Invitrogen Corp.(a)*	46,122
3,082	PerkinElmer Inc.(a)	55,291
1,040	Techne Corp.	71,781
	Total Life Sciences Tools & Services	211,030
	Pharmaceuticals — 8.8%
1,530	Abbott Laboratories(a)	84,379
2,067	Bristol-Myers Squibb Co.(a)	42,477
2,060	Endo Pharmaceuticals Holdings Inc.(a)*	38,110
2,190	Johnson & Johnson	134,334
1,561	Merck & Co. Inc.(a)	48,313
1,650	Perrigo Co.(a)	56,100
4,842	Pfizer Inc.(a)	85,752
2,940	Schering-Plough Corp.	42,601
2,700	Warner Chilcott Ltd., Class A Shares*	37,449
2,664	Watson Pharmaceuticals Inc.(a)*	69,717
1,050	Wyeth	33,789
	Total Pharmaceuticals	673,021
	TOTAL HEALTH CARE	1,302,627
INDUSTRIALS — 13.7%
	Aerospace & Defense — 3.2%
722	General Dynamics Corp.(a)	43,551
1,050	Honeywell International Inc.(a)	31,973
490	Lockheed Martin Corp.	41,674
536	Northrop Grumman Corp.(a)	25,133
761	Raytheon Co.(a)	38,895
1,247	United Technologies Corp.(a)	68,535
	Total Aerospace & Defense	249,761

See Notes to Financial Statements.

16	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Services & Supplies — 1.8%
3,627	Allied Waste Industries Inc.(a)*	$37,793
2,020	Brink’s Co.(a)	97,950
	Total Commercial Services & Supplies	135,743
	Construction & Engineering — 1.1%
2,680	EMCOR Group Inc.(a)*	47,624
940	Fluor Corp.(a)	37,534
	Total Construction & Engineering	85,158
	Industrial Conglomerates — 1.5%
3,937	General Electric Co.(a)	76,811
1,690	Tyco International Ltd.	42,723
	Total Industrial Conglomerates	119,534
	Machinery — 3.7%
1,570	AGCO Corp.(a)*	49,486
550	Caterpillar Inc.	20,994
1,140	Cummins Inc.(a)	29,469
590	Flowserve Corp.(a)	33,583
1,270	Gardner Denver Inc.(a)*	32,537
730	Lincoln Electric Holdings Inc.	31,500
1,504	Manitowoc Co. Inc.(a)	14,799
1,500	Pall Corp.(a)	39,615
1,840	Timken Co.	29,219
	Total Machinery	281,202
	Marine — 0.5%
1,078	Kirby Corp.(a)*	36,997
	Road & Rail — 1.9%
1,020	CSX Corp.(a)	46,635
930	Kansas City Southern*	28,709
660	Norfolk Southern Corp.	39,560
840	Ryder System Inc.	33,281
	Total Road & Rail	148,185
	TOTAL INDUSTRIALS	1,056,580
INFORMATION TECHNOLOGY — 22.0%
	Communications Equipment — 2.1%
5,870	Brocade Communications Systems Inc.(a)*	22,130
3,770	Cisco Systems Inc.(a)*	66,993
2,320	Corning Inc.(a)	25,125
739	Harris Corp.(a)	26,567
360	Research In Motion Ltd.*	18,155
	Total Communications Equipment	158,970

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	17

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Computers & Peripherals — 6.0%
589	Apple Inc.(a)*	$63,371
3,393	Hewlett-Packard Co.	129,884
1,730	International Business Machines Corp.(a)	160,838
1,980	NCR Corp.(a)*	36,194
2,836	QLogic Corp.(a)*	34,089
2,317	Western Digital Corp.(a)*	38,230
	Total Computers & Peripherals	462,606
	Electronic Equipment, Instruments & Components — 1.8%
1,330	Agilent Technologies Inc.(a)*	29,513
390	Anixter International Inc.*	13,108
1,100	Dolby Laboratories Inc., Class A Shares*	34,727
3,040	Jabil Circuit Inc.(a)	25,566
770	Tech Data Corp.*	16,517
830	Tyco Electronics Ltd.	16,135
	Total Electronic Equipment, Instruments & Components	135,566
	Internet Software & Services — 0.8%
182	Google Inc., Class A Shares(a)*	65,404
	IT Services — 2.6%
1,800	Accenture Ltd., Class A Shares	59,490
4,752	CGI Group Inc.(a)*	38,016
930	Computer Sciences Corp.(a)*	28,049
238	MasterCard Inc., Class A Shares(a)	35,181
1,940	SAIC Inc.*	35,832
	Total IT Services	196,568
	Semiconductors & Semiconductor Equipment — 3.1%
1,900	Altera Corp.(a)	32,965
1,124	ASML Holding NV, New York Registered Shares	19,726
3,640	Integrated Device Technology Inc.(a)*	23,150
5,167	Intel Corp.(a)	82,672
4,890	LSI Corp.*	18,827
1,500	National Semiconductor Corp.(a)	19,755
2,370	Xilinx Inc.	43,655
	Total Semiconductors & Semiconductor Equipment	240,750
	Software — 5.6%
1,843	BMC Software Inc.(a)*	47,586
5,735	Microsoft Corp.(a)	128,063
4,712	Oracle Corp.(a)*	86,182
3,298	Parametric Technology Corp.(a)*	42,841
2,293	Sybase Inc.(a)*	61,063
3,790	Symantec Corp.*	47,678

See Notes to Financial Statements.

18	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Software — 5.6% continued
1,030	Synopsys Inc.*	$18,828
	Total Software	432,241
	TOTAL INFORMATION TECHNOLOGY	1,692,105
MATERIALS — 3.6%
	Chemicals — 1.6%
1,540	Celanese Corp., Series A Shares(a)	21,344
367	CF Industries Holdings Inc.(a)	23,558
325	Mosaic Co.(a)	12,808
460	Potash Corporation of Saskatchewan Inc.	39,220
1,043	Terra Industries Inc.(a)	22,936
	Total Chemicals	119,866
	Containers & Packaging — 0.4%
1,530	Crown Holdings Inc.(a)*	30,875
	Metals & Mining — 1.6%
691	AK Steel Holding Corp.(a)	9,619
781	ArcelorMittal	20,501
567	Freeport-McMoRan Copper & Gold Inc., Class B Shares(a)	16,500
810	Nucor Corp.	32,813
730	Reliance Steel & Aluminum Co.	18,279
1,876	Steel Dynamics Inc.	22,362
198	Teck Cominco Ltd., Class B Shares	1,942
	Total Metals & Mining	122,016
	TOTAL MATERIALS	272,757
TELECOMMUNICATION SERVICES — 3.1%
	Diversified Telecommunication Services — 3.1%
4,672	AT&T Inc.(a)	125,069
800	CenturyTel Inc.(a)	20,088
2,383	Verizon Communications Inc.(a)	70,704
3,460	Windstream Corp.	25,985
	TOTAL TELECOMMUNICATION SERVICES	241,846
UTILITIES — 4.4%
	Electric Utilities — 2.3%
1,240	DPL Inc.(a)	28,284
1,120	Edison International(a)	39,861
580	FirstEnergy Corp.(a)	30,253
2,180	Hawaiian Electric Industries Inc.(a)	58,032
830	Pepco Holdings Inc.	17,139
	Total Electric Utilities	173,569
	Gas Utilities — 0.3%
640	National Fuel Gas Co.	23,161

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	19

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Multi-Utilities — 1.8%
1,390	Alliant Energy Corp.(a)	$40,838
1,640	CenterPoint Energy Inc.(a)	18,893
910	Dominion Resources Inc.	33,015
990	MDU Resources Group Inc.(a)	18,027
1,120	OGE Energy Corp.	30,576
	Total Multi-Utilities	141,349
	TOTAL UTILITIES	338,079
	TOTAL INVESTMENTS — 123.7% (Cost — $13,289,087#)	9,507,370
	Securities Sold Short, at value — (23.5)% (Proceeds — $2,753,245#)	(1,805,743)
	Liabilities in Excess of Other Assets — (0.2)%	(15,887)
	TOTAL NET ASSETS — 100.0%	$7,685,740

*	Non-income producing security.

(a)	All or a portion of this security is pledged to the broker as collateral for short sales.

#	Aggregate cost for federal income tax purposes is $10,557,937.

See Notes to Financial Statements.

20	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Schedule of securities sold short†

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — (23.5)%
CONSUMER DISCRETIONARY — (4.2)%
	Auto Components — (0.4)%
1,710	Gentex Corp.	$16,399
870	Johnson Controls Inc.	15,425
	Total Auto Components	31,824
	Automobiles — (0.2)%
640	Harley-Davidson Inc.	15,669
	Hotels, Restaurants & Leisure — (1.2)%
920	Choice Hotels International Inc.	25,153
1,110	International Game Technology	15,540
340	MGM MIRAGE Inc.*	5,597
2,241	Starbucks Corp.*	29,424
660	Starwood Hotels & Resorts Worldwide Inc.	14,876
	Total Hotels, Restaurants & Leisure	90,590
	Household Durables — (0.4)%
1,240	Centex Corp.	15,190
450	Fortune Brands Inc.	17,163
	Total Household Durables	32,353
	Media — (0.4)%
585	Lamar Advertising Co., Class A Shares*	8,874
800	McGraw-Hill Cos. Inc.	21,472
	Total Media	30,346
	Multiline Retail — (0.1)%
1,570	Saks Inc.*	9,420
	Specialty Retail — (1.0)%
1,250	Bed Bath & Beyond Inc.*	32,213
1,220	Dick’s Sporting Goods Inc.*	18,690
3,270	OfficeMax Inc.	26,323
	Total Specialty Retail	77,226
	Textiles, Apparel & Luxury Goods — (0.5)%
970	Coach Inc.*	19,982
1,878	Liz Claiborne Inc.	15,306
	Total Textiles, Apparel & Luxury Goods	35,288
	TOTAL CONSUMER DISCRETIONARY	322,716
CONSUMER STAPLES — (1.4)%
	Food & Staples Retailing — (0.2)%
1,400	Whole Foods Market Inc.	15,008
	Food Products — (0.7)%
2,610	Smithfield Foods Inc.*	27,457

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	21

Schedule of securities sold short† continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Food Products — (0.7)% continued
3,530	Tyson Foods Inc., Class A Shares	$30,852
	Total Food Products	58,309
	Household Products — (0.5)%
600	Clorox Co.	36,486
	TOTAL CONSUMER STAPLES	109,803
ENERGY — (2.6)%
	Energy Equipment & Services — (0.7)%
1,050	Exterran Holdings Inc.*	23,531
2,290	Hercules Offshore Inc.*	16,694
410	Oceaneering International Inc.*	11,550
	Total Energy Equipment & Services	51,775
	Oil, Gas & Consumable Fuels — (1.9)%
1,890	Frontier Oil Corp.	24,967
1,450	Petrohawk Energy Corp.*	27,477
1,110	Range Resources Corp.	46,864
880	SandRidge Energy Inc.*	9,416
3,910	Tesoro Corp.	37,810
	Total Oil, Gas & Consumable Fuels	146,534
	TOTAL ENERGY	198,309
FINANCIALS — (1.0)%
	Commercial Banks — (0.1)%
96	SunTrust Banks Inc.	3,853
	Consumer Finance — (0.3)%
540	Capital One Financial Corp.	21,125
	Diversified Financial Services — (0.1)%
972	CIT Group Inc.	4,024
	Insurance — (0.2)%
50	White Mountains Insurance Group Ltd.	16,578
	Real Estate Investment Trusts (REITs) — (0.3)%
284	Camden Property Trust	9,574
1,372	Developers Diversified Realty Corp.	18,069
	Total Real Estate Investment Trusts (REITs)	27,643
	TOTAL FINANCIALS	73,223
HEALTH CARE — (2.1)%
	Biotechnology — (0.1)%
983	Amylin Pharmaceuticals Inc.*	10,036
	Health Care Equipment & Supplies — (0.5)%
350	Stryker Corp.	18,711
406	Zimmer Holdings Inc.*	18,851
	Total Health Care Equipment & Supplies	37,562

See Notes to Financial Statements.

22	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Providers & Services — (0.4)%
991	Brookdale Senior Living Inc.	$8,542
570	Cardinal Health Inc.	21,774
	Total Health Care Providers & Services	30,316
	Life Sciences Tools & Services — (0.4)%
340	Covance Inc.*	17,000
1,550	MDS Inc.*	16,492
	Total Life Sciences Tools & Services	33,492
	Pharmaceuticals — (0.7)%
1,330	Allergan Inc.	52,761
	TOTAL HEALTH CARE	164,167
INDUSTRIALS — (3.5)%
	Air Freight & Logistics — (1.7)%
940	C.H. Robinson Worldwide Inc.	48,673
1,870	Expeditors International of Washington Inc.	61,056
300	United Parcel Service Inc.	15,834
	Total Air Freight & Logistics	125,563
	Building Products — (0.3)%
2,363	Masco Corp.	23,984
	Commercial Services & Supplies — (0.3)%
920	Iron Mountain Inc.*	22,338
	Electrical Equipment — (0.6)%
600	Rockwell Automation Inc.	16,602
530	Roper Industries Inc.	24,036
268	SunPower Corp., Class B Shares*	7,935
	Total Electrical Equipment	48,573
	Machinery — (0.6)%
550	Parker Hannifin Corp.	21,323
720	Toro Co.	24,221
	Total Machinery	45,544
	TOTAL INDUSTRIALS	266,002
INFORMATION TECHNOLOGY — (3.7)%
	Communications Equipment — (0.3)%
1,070	Polycom Inc.*	22,481
	Computers & Peripherals — (0.7)%
2,190	EMC Corp.*	25,798
990	Logitech International SA*	14,642
1,548	SanDisk Corp.*	13,762
	Total Computers & Peripherals	54,202
	Internet Software & Services — (0.7)%
330	Equinix Inc.*	20,599

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	23

Schedule of securities sold short† continued

October 31, 2008

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Internet Software & Services — (0.7)% continued
1,120	VeriSign Inc.*	$23,744
520	Yahoo! Inc.*	6,666
	Total Internet Software & Services	51,009
	IT Services — (0.5)%
980	Cognizant Technology Solutions Corp., Class A Shares*	18,816
785	Paychex Inc.	22,404
	Total IT Services	41,220
	Semiconductors & Semiconductor Equipment — (0.7)%
1,000	International Rectifier Corp.*	15,394
770	KLA-Tencor Corp.	17,903
550	MEMC Electronic Materials Inc.*	10,109
1,354	Rambus Inc.*	12,389
	Total Semiconductors & Semiconductor Equipment	55,795
	Software — (0.8)%
740	Autodesk Inc.*	15,769
1,000	Citrix Systems Inc.*	25,770
490	Factset Research Systems Inc.	19,007
	Total Software	60,546
	TOTAL INFORMATION TECHNOLOGY	285,253
MATERIALS — (2.4)%
	Chemicals — (0.8)%
1,030	Ecolab Inc.	38,378
1,630	RPM International Inc.	23,346
	Total Chemicals	61,724
	Containers & Packaging — (0.6)%
710	AptarGroup Inc.	21,528
4,330	Temple-Inland Inc.	24,511
	Total Containers & Packaging	46,039
	Metals & Mining — (0.6)%
450	Allegheny Technologies Inc.	11,943
900	Goldcorp Inc.	16,794
5,840	Ivanhoe Mines Ltd.*	15,593
	Total Metals & Mining	44,330
	Paper & Forest Products — (0.4)%
910	Weyerhaeuser Co.	34,780
	TOTAL MATERIALS	186,873
TELECOMMUNICATION SERVICES — (0.6)%
	Diversified Telecommunication Services — (0.1)%
1,520	tw telecom inc.*	10,762

See Notes to Financial Statements.

24	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Wireless Telecommunication Services — (0.5)%
765	Leap Wireless International Inc.*	$21,451
1,240	MetroPCS Communications Inc.*	17,037
	Total Wireless Telecommunication Services	38,488
	TOTAL TELECOMMUNICATION SERVICES	49,250
UTILITIES — (2.0)%
	Electric Utilities — (0.8)%
1,110	Great Plains Energy Inc.	21,578
1,080	PPL Corp.	35,446
	Total Electric Utilities	57,024
	Gas Utilities — (0.3)%
800	AGL Resources Inc.	24,320
	Multi-Utilities — (0.2)%
1,270	NiSource Inc.	16,459
	Water Utilities — (0.7)%
2,908	Aqua America Inc.	52,344
	TOTAL UTILITIES	150,147
	TOTAL SECURITIES SOLD SHORT (Proceeds — $2,753,245)	$1,805,743

*	Non-income producing security.

†	Percentages indicated are based on net assets.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	25

Statement of assets and liabilities

October 31, 2008

ASSETS:
Investments, at value (Cost — $13,289,087)	$9,507,370
Cash	82,617
Receivable for securities sold	482,796
Receivable from investment manager	86,193
Deposits with brokers for short sales (Note 1)	32,073
Dividends and interest receivable	11,582
Receivable for Fund shares sold	174
Total Assets	10,202,805
LIABILITIES:
Investments sold short, at value (proceeds received $2,753,245)	1,805,743
Payable for securities purchased	495,440
Dividends and interest payable for short sales	2,902
Distribution fees payable	2,044
Trustees’ fees payable	16
Accrued expenses	210,920
Total Liabilities	2,517,065
TOTAL NET ASSETS	$7,685,740
NET ASSETS:
Par value (Note 5)	$10
Paid-in capital in excess of par value	11,294,168
Undistributed net investment income	13,850
Accumulated net realized loss on investments, short sales and foreign currency transactions	(788,073)
Net unrealized depreciation on investments and short sales	(2,834,215)
TOTAL NET ASSETS	$7,685,740
Shares Outstanding:
Class A	418,195
Class C	112,941
Class FI	390,292
Class R	8,772
Class I	88,252
Net Asset Value:
Class A (and redemption price)	$7.55
Class C1	$7.50
Class FI (and redemption price)	$7.55
Class R (and redemption price)	$7.53
Class I (and redemption price)	$7.57
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.01

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Statement of operations

For the Period Ended October 31, 2008†

INVESTMENT INCOME:
Dividends	$152,925
Interest	6,354
Less: Foreign taxes withheld	(1,833)
Total Investment Income	157,446
EXPENSES:
Legal fees	226,436
Registration fees	76,406
Investment management fee (Note 2)	74,044
Shareholder reports (Note 4)	73,446
Dividend expense on securities sold short	42,323
Audit and tax	32,500
Distribution fees (Notes 2 and 4)	23,414
Interest expense	17,656
Custody fees	4,435
Collateral management fees	3,547
Transfer agent fees (Note 4)	2,321
Trustees’ fees	433
Insurance	138
Miscellaneous expenses	9,945
Total Expenses	587,044
Less: Fee waivers and/or expense reimbursements (Note 2)	(407,233)
Fees paid indirectly (Note 1)	(492)
Net Expenses	179,319
NET INVESTMENT LOSS	(21,873)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(918,113)
Short sales	133,373
Foreign currency transactions	(11)
Net Realized Loss	(784,751)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,781,717)
Short sales	947,502
Change in Net Unrealized Appreciation/Depreciation	(2,834,215)
NET LOSS ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS	(3,618,966)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,640,839)

†	For the period November 8, 2007 (inception date) to October 31, 2008.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	27

Statement of changes in net assets

FOR THE PERIOD ENDED OCTOBER 31, 2008†	2008
OPERATIONS:
Net investment loss	$(21,873)
Net realized loss	(784,751)
Change in net unrealized appreciation/depreciation	(2,834,215)
Decrease in Net Assets From Operations	(3,640,839)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	11,655,402
Cost of shares repurchased	(328,823)
Increase in Net Assets From Fund Share Transactions	11,326,579
INCREASE IN NET ASSETS	7,685,740
NET ASSETS:
Beginning of period	—
End of period*	$7,685,740
* Includes undistributed net investment income of:	$13,850

†	For the period November 8, 2007 (inception date) to October 31, 2008.

See Notes to Financial Statements.

28	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.03)
Net realized and unrealized loss	(3.82)
Total loss from operations	(3.85)
NET ASSET VALUE, END OF PERIOD	$7.55
Total return[3]	(33.77)%
NET ASSETS, END OF PERIOD (000s)	$3,158
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	7.57%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	6.69 [4]
Net expenses[5,6,7]	2.37 [4]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.50 [4]
Net investment loss	(0.27)[4]
PORTFOLIO TURNOVER RATE	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class A shares will not exceed 1.50% until February 28, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	29

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.09)
Net realized and unrealized loss	(3.81)
Total loss from operations	(3.90)
NET ASSET VALUE, END OF PERIOD	$7.50
Total return[3]	(34.21)%
NET ASSETS, END OF PERIOD (000s)	$847
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	9.38%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	8.57 [4]
Net expenses[5,6,7]	3.06 [4]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	2.25 [4]
Net investment loss	(0.94)[4]
PORTFOLIO TURNOVER RATE	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class C shares will not exceed 2.25% until February 28, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

30	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.02)
Net realized and unrealized loss	(3.83)
Total loss from operations	(3.85)
NET ASSET VALUE, END OF PERIOD	$7.55
Total return[3]	(33.77)%
NET ASSETS, END OF PERIOD (000s)	$2,947
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	7.83%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	6.99 [4]
Net expenses[5,6,7]	2.34 [4]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.50 [4]
Net investment loss	(0.16)[4]
PORTFOLIO TURNOVER RATE	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class FI shares will not exceed 1.50% until February 28, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.05)
Net realized and unrealized loss	(3.82)
Total loss from operations	(3.87)
NET ASSET VALUE, END OF PERIOD	$7.53
Total return[3]	(33.95)%
NET ASSETS, END OF PERIOD (000s)	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	9.47%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	8.59 [4]
Net expenses[5,6,7]	2.62 [4]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.75 [4]
Net investment loss	(0.52)[4]
PORTFOLIO TURNOVER RATE	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class R shares will not exceed 1.75% until February 28, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

32	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
LOSS FROM OPERATIONS:
Net investment income	0.01
Net realized and unrealized loss	(3.84)
Total loss from operations	(3.83)
NET ASSET VALUE, END OF PERIOD	$7.57
Total return[3]	(33.60)%
NET ASSETS, END OF PERIOD (000s)	$668
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	8.66%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	7.83 [4]
Net expenses[5,6,7]	2.08 [4]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.25 [4]
Net investment income	0.07 [4]
PORTFOLIO TURNOVER RATE	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class I shares will not exceed 1.25% until February 28, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

34	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	35

Notes to financial statements continued

Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$32,401	—	$(32,401)
(b)	3,322	$(3,322)	—

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees and organization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of dividend expense.

36	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.000%
Next $1 billion	0.975
Next $3 billion	0.950
Next $5 billion	0.925
Over $10 billion	0.900

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

During the period ended October 31, 2008, the Fund’s Class A, C, FI, R and I shares had contractual expense limitations in place of 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively.

During the period ended October 31, 2008, LMPFA waived its fee amounting to $74,044. In addition for the year ended October 31, 2008, the Fund was reimbursed for expenses amounting to $333,189.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holding of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For period ended October 31, 2008, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	37

Notes to financial statements continued

addition, for the period ended October 31, 2008, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,485,755
Sales	13,162,772

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments and securities sold short for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,002,058
Gross unrealized depreciation	(3,858,368)
Net unrealized depreciation	$(2,856,310)

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the period ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES[1]	TRANSFER AGENT FEES[1]	SHAREHOLDER REPORTS EXPENSES[1]
Class A	$10,555	$746	$49,459
Class C	8,007	592	9,989
Class FI	4,403	171	4,864
Class R	449	88	2,476
Class I	—	724	6,658
Total	$23,414	$2,321	$73,446

[1]	For the period November 8, 2007 (inception date) to October 31, 2008.

38	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

5. Shares of beneficial interest

At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2008[1]
	SHARES	AMOUNT
Class A
Shares sold	424,549	$4,809,570
Shares repurchased	(6,354)	(53,699)
Net increase	418,195	$4,755,871
Class C
Shares sold	112,990	$1,216,876
Shares repurchased	(49)	(500)
Net increase	112,941	$1,216,376
Class FI
Shares sold	413,767	$4,511,197
Shares repurchased	(23,475)	(217,504)
Net increase	390,292	$4,293,693
Class R
Shares sold	8,772	$100,000
Net increase	8,772	$100,000
Class I
Shares sold	94,744	$1,017,759
Shares repurchased	(6,492)	(57,120)
Net increase	88,252	$960,639

[1]	For the period November 8, 2007 (inception date) to October 31, 2008.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	39

Notes to financial statements continued

6. Income tax information to shareholders

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$49,732
Capital loss carryforward*	(765,978)
Other book/tax temporary differences(a)	(35,882)
Unrealized appreciation/(depreciation)(b)	(2,856,310)
Total accumulated earnings/(losses)—net	$(3,608,438)

*	As of October 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(765,978)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

40	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the period from November 8, 2007 (inception date) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund as of October 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period from November 8, 2007 (inception date) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2008

42	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

44	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

46	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

48	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	49

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

(formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011497 12/08 SR08-699

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,000 in 2007 and $91,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $18,000 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $22,100 in 2007 and $12,100 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	January 7, 2009